UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2016

ZOOM TELEPHONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53722	04-2621506
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

99 High Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

(617) 423-1072
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2016, Zoom Telephonics, Inc. (the “Company”) announced that Philip Frank, Director and Chief Financial Officer of the Company, has submitted his resignation as Chief Financial Officer of the Company effective as of July 29, 2016 to pursue another business opportunity. Mr. Frank will remain as a member of the Company’s Board of Directors. Following Mr. Frank’s resignation, Frank B. Manning, the Company’s President, Chief Executive Officer, and Chairman of the Board, will serve as the Company’s Acting Chief Financial Officer and principal financial and accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Date: July 29, 2016	By:	/ s/ Frank Manning
Frank Manning
President and Chief Executive Officer